UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 9, 2006

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)
(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     With respect to the fiscal year ended December 31, 2005, the Compensation Committee of the Board of Directors of WebMD Health Corp. has approved the following bonuses to be paid by WebMD to the persons listed below, each of whom is expected to be a Named Executive Officer for purposes of our Annual Report on Form 10-K for that fiscal year:

Named
Executive Officer	Title	Bonus
Wayne T. Gattinella	Chief Executive Officer	$280,000

Nan-Kirsten Forte	Executive Vice President—Consumer Services	$95,000

David Gang	Executive Vice President—Product and Programming and Chief Technology Officer	$421,000

Anthony Vuolo	Executive Vice President and Chief Financial Officer	$240,000
The above amounts were determined by the Compensation Committee of our Board of Directors, in its discretion.
     With respect to the fiscal year ended December 31, 2005, the Compensation Committee of the Board of Directors of Emdeon Corporation has approved a bonus of $450,000 to be paid by Emdeon to Martin J. Wygod, Chairman of the Board of Emdeon. The amount was determined by the Compensation Committee of the Emdeon Board, in its discretion. Mr. Wygod is also Chairman of the Board of WebMD and is expected to be a Named Executive Officer for purposes of our Annual Report on Form 10-K for the fiscal year ended December 31, 2005.
* * *
     WebMD, Inc., a subsidiary of the Registrant, and David Gang, Executive Vice President — Product and Programming and Chief Technology Officer of the Registrant, have entered into a letter agreement, dated as of March 9, 2006, amending the employment agreement between them dated as of April 28, 2005, as previously amended as of July 13, 2005 (the “Existing Agreement”). A copy of the letter agreement is being filed as Exhibit 10.1 to this Current Report and is incorporated by reference in its entirety in this Item 1.01. The letter agreement amends provisions relating to Mr. Gang’s relocation to New York City and related matters, including provisions relating to amounts payable by WebMD to Mr. Gang for housing and travel. In addition, the parties agreed that the amount of the bonus to be paid to Mr. Gang, with respect to the fiscal year ended December 31, 2005, would be determined by the Compensation Committee of WebMD, in its discretion.
     Except as provided in the letter agreement, the terms of the Existing Agreement remain in effect. To the extent required by Item 1.01 of Form 8-K, the description of the Existing Agreement under the heading “Management — Executive Compensation — Compensation Arrangements with Named Executive Officers —

Arrangements with David Gang” in the Prospectus we filed on September 28, 2005 is incorporated by reference into this Item 1.01 pursuant to General Instruction B.3 of Form 8-K.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
     The following exhibit is filed herewith:

10.1	Letter Agreement, dated as of March 9, 2006, between WebMD, Inc. and David Gang

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: March 15, 2006	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Letter Agreement, dated as of March 9, 2006, between WebMD, Inc. and David Gang

5